UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 27, 2011

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina		27410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2011, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its fourth fiscal quarter and year ended June 26, 2011, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On July 28, 2011, the Registrant will host a conference call to discuss its preliminary operating results for its fourth fiscal quarter and year ended June 26, 2011. The slide package prepared for use by executive management for this conference call is attached hereto as Exhibit 99.2. All of the information in the conference call is presented as of July 28, 2011, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.	OTHER EVENTS.

On July 27, 2011, the Registrant issued a press release announcing its preliminary operating results for its fourth fiscal quarter and year ended June 26, 2011, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 27, 2011 with respect to the Registrant’s preliminary operating results for its fourth fiscal quarter and year ended June 26, 2011.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: July 28, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 27, 2011 with respect to the Registrant’s preliminary operating results for its fourth fiscal quarter and year ended June 26, 2011.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 28, 2011.